UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 8, 2023
(Date of earliest event reported)
LABORATORY CORPORATION OF AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street
Burlington,	North Carolina	27215
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number including area code) 336-229-1127
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act.
Title of Each Class            Trading Symbol            Name of exchange on which registered
Common Stock , $0.10 par value        LH                New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As previously disclosed, on January 4, 2023, Paul Kirchgraber, Senior Advisor to the CEO, and former EVP and CEO of Labcorp’s Drug Development business segment, informed Laboratory Corporation of America Holdings (“Labcorp”) that he intended to depart Labcorp upon the completion of the spin-off of Fortrea Holdings Inc. in order to pursue other opportunities.

Labcorp announced today that on September 8, 2023, Labcorp and Dr. Kirchgraber agreed that he would resign as an executive officer and employee of Labcorp effective on September 1, 2023 (the “Separation Date”) and that his departure would be treated as a resignation for “good reason” for purposes of Labcorp’s Amended and Restated Master Senior Executive Severance Plan (the “Severance Plan”). Under the terms of the Severance Plan, Dr. Kirchgraber will receive a severance payment of $2,748,997.34, an amount equal to two times the sum of Dr. Kirchgraber’s annual salary and the three-year average of his Labcorp Bonus Plan payments, a medical stipend payment of $20,600 and reimbursement for outplacement service expenses capped at $3,000. With respect to Dr. Kirchgraber’s equity, (i) all restricted stock units and options scheduled to vest within 12 months immediately following his departure will vest in full on the Separation Date and (ii) his performance awards will continue to vest in a prorated number, subject to achievement of performance metrics, as if Dr. Kirchgraber’s service had not terminated. Pursuant to the Severance Plan, Dr. Kirchgraber also executed a standard form of severance agreement, that provides for a release by Dr. Kirchgraber, as well as confidentiality restrictions and post-termination non-competition and non-solicitation covenants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ SANDRA VAN DER VAART
Sandra van der Vaart
Executive Vice President, Chief Legal Officer and Corporate Secretary

September 11, 2023